Exhibit 99.1

Enhanced and A Paradise Announce Shareholder Approval of Business Combination

NEW YORK and HONG KONG, May 4, 2026 (GLOBE NEWSWIRE) -- Enhanced Ltd (“Enhanced” or the “Company”), and A Paradise Acquisition Corp. (NASDAQ: APAD) (“A Paradise”), a special purpose acquisition company, today announced that their previously announced business combination (the “Business Combination”) was approved at an extraordinary general meeting (the “EGM”) of A Paradise’s shareholders on May 1, 2026.

Complete official results of the vote will be included in a current report on Form 8-K to be filed by A Paradise with the U.S. Securities and Exchange Commission (the “SEC”) today.

The Business Combination is expected to close shortly after all closing conditions have been satisfied or waived. In connection with such closing, the combined company, Enhanced Group Inc., is expected to begin trading its Class A common stock on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ENHA”, subject to the closing of the Business Combination and the fulfillment of all applicable listing requirements of the NYSE.

Forward-Looking Statements

This communication only speaks at the date hereof and may contain, and related discussions contain, “forward-looking statements” within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of A Paradise, Enhanced or their respective officers with respect to the consolidated results of operations and financial condition, future events and plans of A Paradise and Enhanced. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan”, “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond A Paradise’s and Enhanced’s control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be brought against Enhanced or A Paradise following the announcement of the transactions described herein; the inability to complete the transactions described herein; the valuation of Enhanced in connection with the business combination, which was determined through negotiations among affiliated parties and may not represent a market-based valuation; Enhanced’s unproven business model, limited operating history, and minimal revenue to date; the success of the inaugural 2026 Enhanced Games and subsequent events; audience, sponsor and media demand for performance-enhanced competition and related products; the availability of financing and proceeds from the private placement financing described herein; public, medical, regulatory, and ethical scrutiny of performance-enhancement substances and telehealth practices; the evolution of applicable sports, health, and data-privacy regulations; competition from established sports organizations and entertainment providers; insurance coverage limitations and increased operating costs; dependence on key management and medical personnel; exposure to litigation, antitrust or regulatory actions; risks related to market volatility, redemptions and the consummation of the business combination; Enhanced’s ability to develop and, expand its information technology and financial infrastructure; Enhanced’s intellectual property position, including the ability to maintain and protect intellectual property; the need to hire additional personnel and ability to attract and retain such personnel; the ability to recruit and retain athletes, coaches and partners; its ability to obtain additional capital and establish, grow and maintain cash flow or obtain additional and adequate financing; the effects of any future indebtedness on Enhanced’s liquidity and its ability to operate the business; its expectations concerning relationships with third parties and partners; the impact of laws and regulations and its ability to comply with such laws and regulations including laws and regulations relating to consumer protection, advertising, tax, data privacy, and anti-corruption; any changes in certain rules and practices of U.S. and Non-U.S. entities, including U.S.A. Swimming, U.S.A. Track & Field, U.S.A Weightlifting, World Anti-Doping Agency, World Aquatics, World Athletics, the International Weightlifting Federation and other sport governing bodies; its expectations regarding the period during which Enhanced will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Enhanced’s anticipated use of its existing resources and proceeds from the transactions described herein. There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this communication may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this communication, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this communication will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and, A Paradise and Enhanced each disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

References throughout this communication to websites and reports are provided for convenience only, and the content on the referenced websites or in the referenced reports is not incorporated by reference into this communication. Enhanced assumes no liability for any third-party content contained on the referenced websites or in the referenced reports.

About A Paradise Acquisition Corp.

A Paradise Acquisition Corp. is a blank check company sponsored by A SPAC IV (Holdings) Corp., a British Virgin Islands company, and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Enhanced Ltd

Enhanced is an elite sports competition and performance products company committed to giving athletes and people alike access to products that optimize their health, performance and recovery. The Enhanced Performance Product line provides consumers access to products and protocols that optimize health, longevity and vitality. As a premium brand, Enhanced aims to revolutionize and lead the Performance Medicine category.

About The Enhanced Games

The Enhanced Games will champion scientific innovation and integrity in elite sporting competition. Enhanced believes in an objective, evidence-based approach to competition, one that celebrates athletic excellence and unlocks athletes’ full potential. The Enhanced Games is not only creating a sporting event that is thrilling for spectators but also a beacon for scientific transparency and athlete welfare. By putting athletes first, it gives them the opportunity to reach their full potential and be compensated accordingly, all while ensuring their safety through rigorous medical supervision and scientific oversight. The inaugural Enhanced Games will take place on May 24, 2026 and will be held at a purpose-built competition complex at Resorts World Las Vegas. The Games will offer unprecedented financial incentives to athletes.

Contacts:

A Paradise Acquisition Corp.

admin@aspac.co

For Investors Contact:

ICR, Inc.

Enhanced@icrinc.com

Asia Gilbert

Head of Investor Relations, Enhanced

asia.gilbert@enhanced.org

For Media:

Enhanced Group Inc.

media@enhanced.com